UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 31, 2007
                (Date of earliest event reported): July 26, 2007

                                 Gene Logic Inc.

               (Exact Name of Registrant as Specified in Charter)


        Delaware                        0-23317                 06-1411336
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)



  50 West Watkins Mill Road, Gaithersburg, Maryland               20878
        (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (301) 987-1700

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5.02       Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

For her performance in 2007, on July 26, 2007, the Board of Directors awarded Dr. Joanne-Smith-Farrell, Senior Vice President of Business Development and Licensing, a bonus of $20,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENE LOGIC INC.

Date: July 31, 2007                     By: /s/ Charles L. Dimmler, III.
                                            ----------------------------
                                            Charles L. Dimmler, III
                                            Chief Executive Officer